 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ____________________

FORM 8-K

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2014

WPCS INTERNATIONAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-34643	98-0204758
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

521 Railroad Avenue

Suisun City, California 94585

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (707) 421-1300

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2014, WPCS International Incorporated (the “Company”) filed a Certificate of Correction (the “Certificate of Correction”) to a Certificate of Amendment to the Certificate of Incorporation of the Company (the “Certificate of Amendment”) that was previously filed on May 16, 2013 and effective as of May 28, 2013. The Certificate of Amendment erroneously reduced the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) from 100,000,000 to 14,285,715.

The Certificate of Correction, which became effective immediately upon filing, corrected the Certificate of Amendment in order that the Company’s Certificate of Incorporation accurately reflects that the total number of authorized shares of Common Stock is 100,000,000. The Company had previously indicated its intent to file the Certificate of Correction in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2014.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

3.1	Certificate of Correction to the Certificate of Amendment of the Certificate of Incorporation, dated December 19, 2014

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: December 19, 2014	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano
	Title:	Interim Chief Executive Officer